                                                                     EXHIBIT 5.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the use in Amendment No. 1 to Registration Statement No. 333-47650 on Form S-6 of our report dated November 2, 2000, relating to the Statement of Condition of Equity Investor Fund, Core Holdings Portfolio 2000 Series C, Defined Asset Funds and to the reference to us under the heading "How The Fund Works--Auditors" in the Prospectus which is a part of this Registration Statement.



DELOITTE & TOUCHE LLP
New York, NY
November 2, 2000